                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2001


                             DEL MONTE FOODS COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               DELAWARE                               33-36374-01                            13-3542950
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
            INCORPORATION)                                                               IDENTIFICATION NO.)

              ONE MARKET

      SAN FRANCISCO, CALIFORNIA                                                                94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 247-3000

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.           Other Events.

         On April 16, 2001, Del Monte Foods Company, through its wholly-owned subsidiary, Del Monte Corporation (the "Corporation"), announced that it was commencing tender offers and consent solicitations relating to the Corporation's 12 1/4% Senior Subordinated Notes due 2007 ("Subordinated Notes") and Del Monte Foods Company's 12 1/2% Senior Discount Notes due 2007 ("Discount Notes") (collectively, the "Notes") pursuant to its Offer to Purchase and Consent Solicitation Statement dated April 16, 2001 (the "Offer to Purchase").

         On April 17, 2001, Del Monte Foods Company issued a press release to replace and correct the previous press release dated April 16, 2001 relating to the commencement of the tender offers and the consent solicitations indicating that the applicable reference security for the Subordinated Notes is the 6 3/8% U.S. Treasury Note due April 30, 2002, not the 6 1/8% U.S. Treasury Note due April 30, 2002. A copy of Del Monte Foods Company's revised press release relating to the commencement of the tender offers and the consent solicitations is attached hereto as Exhibit 99.1.

         On April 27, 2001, Del Monte Foods Company announced the expiration at 5:00 p.m., New York City time, on April 27, 2001 (the "Consent Time"), of its consent solicitations pursuant to the Offer to Purchase. The Corporation received the noteholder consents required to amend certain covenants and other provisions of the indentures governing the Notes, as described in the Offer to Purchase. The Corporation also announced that supplemental indentures setting forth such amendments will be executed as soon as practicable after the Consent Time. A copy of Del Monte Foods Company's press release relating to the expiration of the consent solicitations is attached hereto as Exhibit 99.2.

Item 7.           Financial Statements, Pro Forma and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

        Exhibit No.         Description
        -----------         -----------
        99.1                Corrected Press Release by Del Monte Foods Company,
                            dated April 17, 2001, announcing the commencement of
                            its tender offers and consent solicitations pursuant
                            to the Offer to Purchase on April 16, 2001.

        99.2                Press Release by Del Monte Foods Company, dated
                            April 27, 2001, announcing the expiration of its consent solicitations pursuant to the Offer to Purchase.


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of May 4, 2001

                                             DEL MONTE FOODS COMPANY

                                             By: /s/ THOMAS E. GIBBONS
                                                 -------------------------------
                                                 Thomas E. Gibbons
                                                 Senior Vice President and
                                                 Treasurer


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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
99.1                     Corrected Press Release by Del Monte Foods Company,
                         dated April 17, 2001, announcing the commencement of
                         its tender offers and consent solicitations pursuant to
                         the Offer to Purchase on April 16, 2001.

99.2                     Press Release by Del Monte Foods Company, dated April 27,
                         2001, announcing the expiration of its consent solicitations pursuant to the Offer to Purchase.



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